UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                            DONALDSON COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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________________________________________________________________________________
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


                                   [LOGO](TM)
                                  DONALDSON(R)



                             DONALDSON COMPANY, INC.

                              1400 WEST 94TH STREET
                        MINNEAPOLIS, MINNESOTA 55431-2370


                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS


TIME:                  Friday, November 16, 2001 at 10:00 a.m. (CDT)

PLACE: Donaldson Company, Inc. Corporate Offices, 1400 West 94th Street, Minneapolis, Minnesota.

ITEMS OF BUSINESS:     (1)  Elect three directors;

                       (2) Ratify appointment of Arthur Andersen LLP as Donaldson Company's independent auditors; and

                       (3) Adopt Donaldson Company, Inc. 2001 Master Stock Incentive Plan; and

                       any other business that properly comes before the meeting.

RECORD DATE:           You can vote if you are a stockholder of record on
                       September 21, 2001. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company, 1400 West 94th
                       Street, Minneapolis, Minnesota.

PROXY VOTING:          It is important that your shares be represented and voted
                       at the Annual Meeting. Please follow the instructions provided with your proxy card and promptly vote your proxy by internet, telephone or by signing and returning the enclosed proxy card. Your support is appreciated and you are cordially invited to attend the Annual Meeting.

                       PLEASE PROMPTLY VOTE YOUR PROXY TO SAVE THE COMPANY THE EXPENSE OF ADDITIONAL SOLICITATION


                                              By Order of the Board of Directors


                                              /s/ Norman C. Linnell

                                              Norman C. Linnell
                                              SECRETARY

                       Dated: October 12, 2001

                                TABLE OF CONTENTS



                                                                         PAGE
                                                                         ----

Proxy Statement ........................................................    1

 Proposals You are Asked to Vote on ....................................    1

 Solicitation of Proxies ...............................................    2

 Voting Securities .....................................................    2

Security Ownership .....................................................    3

Election of Directors ..................................................    4

 Nominees for Election .................................................    5

 Directors Continuing in Office ........................................    5

 Director Compensation .................................................    6

Audit Committee Report and Appointment of Auditors .....................    7

Adopt the 2001 Master Stock Incentive Plan .............................    8

Total Return to Shareholders ...........................................   12

Executive Compensation .................................................   13

Human Resources Committee Report on Executive Compensation .............   16

Pension Benefits .......................................................   18

Compliance with Section 16(a) of the Securities Exchange Act of 1934 ...   19

Change-in-Control Arrangements .........................................   19

2002 Stockholder Proposals .............................................   19

Other Matters ..........................................................   19

Appendix A .............................................................   A-1

                             DONALDSON COMPANY, INC.
                              1400 WEST 94TH STREET
                          MINNEAPOLIS, MINNESOTA 55431

                          -----------------------------
                                 PROXY STATEMENT
                          MAILING DATE OCTOBER 12, 2001
                          -----------------------------

                       PROPOSALS YOU ARE ASKED TO VOTE ON

ITEM NO. 1
----------
ELECTION OF DIRECTORS
     Three current directors, Paul Burke, Ken Melrose and Steve Sanger, are recommended for election to the Board of Directors at the annual meeting. Detailed information on the nominees is provided on page 5. Directors are elected for a three-year term so that approximately one-third are elected at each annual meeting of stockholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.

ITEM NO. 2
----------
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
     The Audit Committee of the Board of Directors recommends to the Board of Directors and the Board appoints the independent public accountants to audit the Company's books, subject to ratification by the stockholders. The Audit Committee recommends and the Board has selected Arthur Andersen LLP to audit the Company's consolidated financial statements for fiscal year 2002.

INDEPENDENT AUDITORS FEES
     The aggregate fees billed to the Company for fiscal year 2001 by Arthur Andersen LLP, the Company's independent public accountants, are as follows:

                                                               IN THOUSANDS
                                                               ------------
     * Audit Fees ............................................   $600,000
     * Financial Information Systems Design and
        Implementation Fees ..................................   $107,000
     * All Other Fees for non-audit services (including tax)..   $118,000

     The Audit Committee has considered whether performance of services other than audit services is compatible with maintaining the independence of Arthur Andersen LLP. Representatives of Arthur Andersen will attend the annual meeting, where they will have the opportunity to make a statement and to answer questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2002.

ITEM NO. 3
----------
ADOPTION OF THE DONALDSON COMPANY, INC. MASTER STOCK INCENTIVE PLAN
     The Donaldson Company, Inc. 2001 Master Stock Incentive Plan is presented to the stockholders for their approval.

     The purpose of the 2001 Master Stock Incentive Plan is to replace the 1991 Master Stock Compensation Plan which expires on December 31, 2001. The new plan is designed to enhance the long-term profitability of the Company and increase shareholder value by aligning the interests of employees, management and non-employee directors with the interests of our shareholders. More detail on the new plan can be found on page 8.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE DONALDSON COMPANY, INC. 2001 MASTER STOCK INCENTIVE PLAN.

SOLICITATION OF PROXIES
     The enclosed proxy is solicited by the Board of Directors of Donaldson Company, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on November 16, 2001, and at any adjournments thereof. The person signing a proxy may revoke it any time before it is exercised. Each valid proxy received prior to the meeting will be voted according to the stockholder's directions. If no direction is given, such proxies will be voted in favor of (1) the nominees for directors identified herein, (2) ratifying the auditors named herein, and (3) approving the Donaldson Company, Inc. 2001 Master Stock Incentive Plan.

     The Company will pay for the cost of this solicitation of proxies. In addition to solicitation of proxies by the use of the mails, there may be incidental personal solicitations by telephone, special communications or in person, by officers, directors and regular employees of the Company who will not receive additional compensation. The Company will reimburse banks, brokerage firms and other nominees, custodians and fiduciaries for reasonable expenses incurred by them in sending proxy materials and annual reports to the beneficial owners of stock. The Company has engaged Morrow & Co., Inc. to assist in proxy solicitation for an estimated fee of $7,500 plus out-of-pocket expenses. This proxy statement and the accompanying proxy are first being mailed to stockholders on or about October 12, 2001. The 2001 Annual Report to Stockholders for the fiscal year ended July 31, 2001 is being mailed with this Proxy Statement.

VOTING SECURITIES
     Stockholders of record as of the close of business on September 21, 2001 will be entitled to vote at the meeting. The Company then had approximately 44,097,328 shares of Common Stock outstanding, each of which entitles its holder to one vote. Representation at the meeting of a majority of the outstanding shares is required for a quorum.

     If an executed proxy card is returned or a proxy is voted by internet or telephone, and the stockholder has abstained from voting on any matter or, in the case of the election of directors has withheld authority to vote with respect to any or all of the nominees, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter or, in the case of the election of directors, in favor of such nominee or nominees. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter. Shares of Common Stock credited to the accounts of participants in the automatic Dividend Reinvestment Program of the Company have been added to the participants' other holdings and included in the enclosed proxy.

     Shares of Common Stock credited to the accounts of participants in the Company's employee benefit plans are listed separately on the enclosed proxy card. As a participant in the Employee Stock Ownership Plan (ESOP), the PAYSOP, and the Donaldson Company, Inc. Retirement Savings Plan (401(k) Plan), you have the right to direct the plan trustee, Fidelity Management Trust Company ("Fidelity"), and tell it how to vote the shares credited to your accounts. Voting your proxy serves as the voting instructions to the plan trustee. This means that Fidelity will vote the shares credited to your account as directed by you provided that your proxy vote is received by November 13, 2001. Fidelity will vote the allocated shares for which it has not received voting instructions, as well as shares not allocated to individual participant accounts, in the same proportion as the directed shares are voted.

                               SECURITY OWNERSHIP

     Set forth below is information regarding persons known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company based on the number of shares of Common Stock outstanding on September 21, 2001:

      NAME AND ADDRESS                           AMOUNT AND NATURE      PERCENT
      OF BENEFICIAL OWNER (1)                 OF BENEFICIAL OWNERSHIP   OF CLASS
      -----------------------                 -----------------------   --------
      Pioneer Investment Management, Inc. ....       3,889,600(2)         8.8%
       60 State Street
       19th Floor
       Boston, MA 02109

      Capital Group International, Inc. ......       2,245,400(3)         5.1%
       11100 Santa Monica Blvd.
       Los Angeles, CA 90025

------------------
(1) Fidelity Management Trust Company, as the trustee of the Company's Retirement Savings Plan -- 401(k) Profit Sharing and ESOP/PAYSOP Plan, held 5,734,517 shares, or 13.0%, of the Company's common stock as of September 21, 2001. Fidelity disclaims beneficial ownership of the shares claiming that it holds the shares solely for the benefit of the employee participants, and that it does not have the power to vote or dispose of those shares except as directed by the employee participants.

(2) Pioneer Investment Management, Inc. is a registered investment adviser with sole voting power with respect to all 3,889,000 shares and sole investment power with respect to all 3,889,600 shares. Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Pioneer Investment Management, Inc. with respect to shares held as of December 31, 2000.

(3) Capital Group International, Inc. is the parent holding company of a group of investment management companies that hold sole voting power over 1,674,400 shares and sole investment power over 2,245,400 shares. Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission by Capital Group International, Inc. with respect to shares held as of December 29, 2000.

The following table sets forth information as of September 30, 2001, regarding the beneficial ownership of the Company's Common Stock by each director, each of the Named Officers (as identified on page 13) and all executive officers and directors of the Company as a group. Except as otherwise indicated, the named beneficial owner has sole voting and investment power with respect to the shares held by such beneficial owner.

                                                    TOTAL        PERCENT     EXERCISABLE
     NAME OF INDIVIDUAL OR GROUP                SHARES (1)(2)    OF CLASS    OPTIONS (1)
     ---------------------------                -------------    --------    -----------
     William G. Van Dyke ..................       922,394(3)        2.1        529,940
     Nickolas Priadka .....................       258,503(4)         *         127,946
     James R. Giertz ......................       265,333            *         186,543
     William M. Cook ......................       241,895            *         170,263
     Lowell F. Schwab .....................       204,667            *         140,547
     S. Walter Richey .....................        64,071(5)(6)      *          34,800
     Kendrick B. Melrose ..................        62,115(6)         *          34,800
     Stephen W. Sanger ....................        54,915(6)         *          30,800
     Jack W. Eugster ......................        45,377(6)         *          26,800
     F. Guillaume Bastiaens ...............        29,565(6)         *          22,800
     Paul B. Burke ........................        27,669(6)         *          18,800
     Janet M. Dolan .......................        26,493(6)         *          18,800
     John F. Grundhofer ...................        21,855(6)(7)      *          14,800
     Jeffrey Noddle .......................         5,837(6)         *           3,600
     Directors and Officers as a Group ....     2,474,351           5.6     1 ,567,787

------------------
 *   Less than 1%

(1) Includes restricted shares, deferred share units held in trust and the shares underlying options exercisable within 60 days, as listed under the Exercisable Options column.

(2) Includes the following shares held in the ESOP trust: Mr. Van Dyke, 27,707 shares; Mr. Priadka, 21,246 shares; Mr. Giertz, 3,965 shares; Mr. Cook, 17,652 shares; Mr. Schwab, 12,418 shares. Voting of shares held in the ESOP Trust is passed through to the participants. Also includes the following shares held in the 401K Plan trust: Mr. Van Dyke, 0 shares; Mr. Priadka, 0 shares; Mr. Giertz, 4,230 shares; Mr. Cook, 2,550 shares; Mr. Schwab, 6,454 shares. Voting of shares held in the 401K Plan Trust is passed through to the participants. Also includes the following shares held in the Deferred Compensation and 401K Excess Plan trust: Mr. Van Dyke, 7,686 shares; Mr. Priadka, 1,439 shares; Mr. Giertz, 1,763 shares; Mr. Cook, 1,708 shares; Mr. Schwab, 1,530 shares. Voting of shares held in the Deferred Compensation and 401K Excess Plan trust is passed through to the participants.

(3) Includes 262,862 shares held in a family trust of which Mr. Van Dyke is a trustee and a beneficiary, as to which he shares voting and investment power, and 61,636 shares held in a family trust of which Mr. Van Dyke is a trustee, as to which he shares voting and investment power; and 13,000 shares underlying options gifted to immediate family members.

(4) Includes 24,358 shares held in a trust of which Mr. Priadka is a trustee and has shared voting and investment power.

(5)  Includes 7,579 shares held by spouse.

(6) Includes the following shares held in the nonemployee director's deferred stock account trust: Mr. Richey, 8,171 shares; Mr. Melrose, 7,986 shares; Mr. Sanger, 7,820 shares; Mr. Eugster, 6,152 shares; Mr. Bastiaens, 2,110 shares; Mr. Burke 4,567 shares; Ms. Dolan, 4,934 shares; Mr. Grundhofer, 4,135 shares; and Mr. Noddle, 1,237 shares. Voting of shares held in the deferred stock account trust is passed through to the participants.

(7) Includes 2,000 shares held in a trust of which Mr. Grundhofer is a trustee and has shared voting and investment power.


                              ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall consist of not less than three nor more than 15 directors and that the number of directors may be fixed from time to time by the affirmative vote of a majority of the directors. The Board of Directors has fixed the number of directors constituting the entire Board at ten. Vacancies and newly created directorships resulting from an increase in the number of directors may be filled by a majority of the directors then in office and the directors so chosen will hold office until the next election of the class for which such directors shall have been chosen and until their successors are elected and qualified. Directors are elected for a term of three years with positions staggered so that approximately one-third of the directors are elected at each annual meeting of the stockholders. The terms of Paul B. Burke, Kendrick B. Melrose and Stephen W. Sanger expire at the annual meeting. Mr. Burke was elected by the Board in 1996, Mr. Melrose in 1991 and Mr. Sanger in 1992. It is intended that proxies received will be voted, unless authority is withheld, FOR the election of the nominees presented on Page 4, namely Paul B. Burke, Kendrick B. Melrose and Stephen W. Sanger. The director nominees receiving the highest number of votes will be elected to fill the seats on the Board.

     The Board of Directors meets on a regularly scheduled basis. During the past fiscal year, the Board held six meetings. Each director attended at least 75% of the aggregate of the Board meetings and meetings of Board committees on which each served, with the exception of John F. Grundhofer who attended 67%.

     The Board of Directors has assigned certain responsibilities to standing committees. The Audit Committee is composed of directors F. Guillaume Bastiaens, Janet M. Dolan, Kendrick B. Melrose, Jeffrey Noddle, S. Walter Richey (Chair) and Stephen W. Sanger, all of whom are non-employee directors. The Audit Committee held three meetings during the past fiscal year. The responsibilities of the Audit Committee are described in the Audit Committee Report to this Proxy Statement and are set forth in its Charter, which is reviewed and amended periodically, as appropriate.

     The Human Resources Committee is composed of directors Paul B. Burke, Jack
W. Eugster, John F. Grundhofer, Kendrick B. Melrose, Jeffrey Noddle, and Stephen W. Sanger (Chair), all of whom are non-employee directors. This Committee held two meetings during the past fiscal year. The functions of this committee include review and approval of compensation arrangements for the chief executive officer and senior management and administration of the Company's stock compensation plans. The Report of the Human Resources Committee on Executive Compensation follows in this Proxy Statement.

     The Corporate Governance Committee is composed of directors F. Guillaume Bastiaens, Paul B. Burke, Janet M. Dolan, Jack W. Eugster (Chair), John F. Grundhofer and S. Walter Richey, all of whom are non-employee directors. This Committee held one meeting during the past fiscal year. The Committee's duties are to review the organization of the Board and its committees, propose to the Board a slate of directors for election by the stockholders at each Annual Meeting, propose candidates to fill vacancies on the Board and approval of director compensation. The Committee will consider nominees for director recommended by stockholders. Recommendations should be addressed to the Secretary, Donaldson Company, Inc., P.O. Box 1299, Minneapolis, MN 55440. Any proposal by a stockholder for the nomination of a candidate for director at the annual meeting for the election of directors is required by the Company's Bylaws to be submitted in writing to the Secretary and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting.

     The Board of Directors has no reason to believe that any nominees will be unavailable or unable to serve, but in the event any nominee is not a candidate at the meeting, the persons named in the enclosed proxy intend to vote in favor of the remaining nominees and such other person, if any, as they may determine.

     The table below and on the following page sets forth additional information with respect to each nominee for election as a director and each other person whose term of office as a director will continue after the meeting.


                              NOMINEES FOR ELECTION

NAME                                     PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                     --------------------------------------------------------------------------
TERMS EXPIRING IN 2001:

 Paul B. Burke           Chairman and Chief Executive Officer of BMC Industries, Inc. (manufacturer
   Age - 45              of precision imaged and optical products).
   Director since 1996

 Kendrick B. Melrose     Chairman and Chief Executive Officer of The Toro Company (manufacturer
   Age - 61              of outdoor maintenance products). Also, a director of SurModics, Inc.
   Director since 1991

 Stephen W. Sanger       Chairman and Chief Executive Officer of General Mills, Inc. (consumer
   Age - 55              products and services). Also, a director of Target Corporation.
   Director since 1992

                         DIRECTORS CONTINUING IN OFFICE

NAME                                     PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                     --------------------------------------------------------------------------
TERMS EXPIRING IN 2002:

 F. Guillaume Bastiaens  Vice Chairman (1998) of Cargill, Inc. Previously, Executive Vice President
   Age - 58              and President, Food Sector of Cargill, Inc. (Agribusiness).
   Director since 1995

 Janet M. Dolan          Chief Executive Officer (1999) and President (1998) of Tennant Company.
   Age - 52              Previously, Chief Operating Officer (1998) and Executive Vice President of
   Director since 1996   Tennant Company (manufacturer of floor maintenance equipment and coating products). Also, a director of The St. Paul Companies.

 Jeffrey Noddle          Chief Executive Officer (2001) and President (2000) of SUPERVALU INC.
   Age - 55              Previously, Chief Operating Officer (2000) and Corporate Executive Vice
   Director since 2000   President; President and Chief Operating Officer of Distribution Food
                         Companies (1995) of SUPERVALU INC. (food retailer and distributor).
                         Also, a director of General Cable Corporation.

NAME                                     PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                     --------------------------------------------------------------------------
 S. Walter Richey        Retired Chairman, President and Chief Executive Officer of Meritex, Inc.
   Age - 65              (real estate management, development and warehousing). Mr. Richey was
   Director since 1991   with Meritex (and its predecessor company) from 1973 until 1998. Also, a director of U.S. Bancorp and a member of the Board of Overseers of the
                         Curtis L. Carlson School of Management at the University of Minnesota.

FOR A TERM EXPIRING IN 2003:

 Jack W. Eugster         Non-Executive Chairman (2001) of ShopKo Stores, Inc. (specialty discount
   Age - 56              retailer). Previously, Chairman, Chief Executive Officer and President of
   Director since 1993   The Musicland Group, Inc. Mr. Eugster was with Musicland from 1980 until
                         2001. Also, a director of Best Buy, Inc. and a member of the Board of
                         Overseers of the Curtis L. Carlson School of Management at the University
                         of Minnesota.

 John F. Grundhofer      Chairman of U.S. Bancorp (1999); Previously, Chief Executive Officer of
   Age - 62              U.S. Bancorp (financial services). Also, a director of Minnesota Life
   Director since 1997   Insurance Company.

 William G. Van Dyke     Chairman, Chief Executive Officer and President of the Company.  Also,
   Age - 56              a director of Graco, Inc.
   Director since 1994

DIRECTOR COMPENSATION
     Directors who are not employees receive a retainer fee of $26,000 annually and are paid $1,000 for each Board or Committee meeting attended. Committee Chairs receive an additional annual retainer of $2,500. Pursuant to the Company's Compensation Plan for Non-Employee Directors, any non-employee director may elect, prior to each year of their term, to defer all or part of his or her director compensation received during the upcoming year. Each participating director is entitled to a Company credit on the balance in his or her deferral account at the ten-year Treasury Bond rate plus 2%. The deferral election must also specify the manner for distribution of the deferral balance.

     The 1991 Master Stock Compensation Plan, as amended (the "Plan"), provides for non-employee directors to be credited with shares to a deferred stock account in lieu of 30% of the annual retainer for services as a Director to be rendered in the following service year. The Plan also allows a director to elect to receive a credit of shares to a deferred stock account in lieu of all or part of the remaining retainer and meeting fees. The directors also receive a credit for dividend reinvestment shares. The Company contributes an amount equal to the deferred stock accounts to a trust and the trust purchases shares of Donaldson Common Stock. Each director is entitled to direct the trustee to vote all shares allocated to the director's account in the trust. The Common Stock will be distributed to each director following the director's retirement from the Board pursuant to the director's deferral payment election. The trust assets remain subject to the claims of the Company's creditors. The trust becomes irrevocable in the event of a "Change in Control" as defined under the Plan.

     The Company's Non-Qualified Stock Option Program for Non-employee Directors provides for the automatic grant of a non-qualified stock option for 3,600 shares of Common Stock to each non-employee Director of the Company who is a member of the Board on December 1 each year. The exercise price of such options is the closing price of Common Stock in consolidated trading on the first business day of December in the respective year. The options awarded in the years prior to and after December 1, 1998 are fully vested and have a term of ten years. The options awarded on December 1, 1998 vest annually beginning on the first anniversary in three equal installments and have a term of ten years. The option award was modified beginning in 1998 to include a "reload option" granted at the time of exercise of the original option for the number of shares equal to the shares used in payment of the purchase price. The one-time reload option feature is similar to that included in the option grants to officers.

     Shares credited to deferred stock accounts to non-employee directors under the 1991 Master Stock Compensation Plan in fiscal 2001, were as follows:
Bastiaens, 339 shares, Burke, 1,365 shares, Dolan, 1,449 shares, Eugster, 1,116 shares, Grundhofer, 1,272 shares, Melrose, 1,546 shares, Noddle, 1,234 shares, Richey, 1,589 shares, and Sanger, 1,604 shares.

               AUDIT COMMITTEE REPORT AND APPOINTMENT OF AUDITORS

AUDIT COMMITTEE REPORT
     The Audit Committee of the Board of Directors, consisting of six, independent, non-employee directors, assists the board in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. The Audit Committee formally met three times during the past fiscal year and performed its responsibilities under the Audit Committee Charter. The Audit Committee reviews and recommends to the Board of Directors (i) that the audited financial statements be included in the Company's Annual Report on Form 10-K; and (ii) the selection of the independent public accountants to audit the books and records of the Company.

     The Audit Committee has also discussed with Arthur Andersen LLP, the Company's independent auditors, matters relating to the auditors' judgments about the quality, as well as the acceptability, of the Company's accounting principles, as applied in its financial reporting as required by Statement of Auditing Standards No. 61, Communications with Audit Committees. In addition, the Audit Committee has discussed with Arthur Andersen their independence from management and the Company, as well as the matters in the written disclosures received from Arthur Andersen and required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     Based on the review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ending July 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors that Arthur Andersen LLP be appointed as the Company's independent auditors for the fiscal year ending July 31, 2002.

Audit Committee

S. Walter Richey, Chair             Kendrick B. Melrose
F. Guillaume Bastiaens              Jeffrey Noddle
Janet M. Dolan                      Stephen W. Sanger

RATIFICATION OF APPOINTMENT OF AUDITORS
     On March 17, 2000, the Company determined not to re-engage its independent auditors, Ernst & Young LLP ("E&Y") and appointed Arthur Andersen LLP as its new independent auditors, effective immediately. This determination followed the Company's decision to seek proposals from independent accounting firms, including E&Y, with respect to the engagement of independent accountants to audit the Company's financial statements for the fiscal year ending July 31, 2000. The decision not to re-engage E&Y and to retain Arthur Andersen was approved by the Company's Board of Directors upon the recommendation of its Audit Committee.

     The reports of E&Y on the financial statements of the Company for its fiscal years ended July 31, 1999 and July 31, 1998 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years prior to March 17, 2000 and the subsequent interim period through March 17, 2000, there were no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports.

     The Company did not, during the Company's two most recent fiscal years prior to March 17, 2000 or the subsequent interim period through March 17, 2000, consult with Arthur Andersen on items which concerned the subject matter of a disagreement or reportable event with E&Y (as described in Regulation S-K Item 304(a)(2)).

     The Company reported the change in accountants on Form 8-K on March 21, 2000. The Form 8-K contained a letter from E&Y, addressed to the Securities and Exchange Commission stating that it agreed with the comments relating to E&Y in the second paragraph above, and was not in a position to agree or disagree with the comments in the remainder of the above statements.

     Upon recommendation of its Audit Committee, the Board of Directors has appointed Arthur Andersen LLP as independent public accountants to audit the books and accounts of the Company for the fiscal year ending July 31, 2002, such appointment to continue at the pleasure of the Board of Directors and subject to ratification by the stockholders. Arthur Andersen LLP has audited the books and accounts of the Company since 2000. Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement and to respond to appropriate questions. In the event this appointment is not ratified, the Board of Directors will reconsider its selection. Ratification of the selection will require the affirmative vote of a majority of the shares of Common Stock of the Company entitled to vote and represented at the meeting in person or by proxy.

     The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Arthur Andersen LLP as independent auditors for the fiscal year ending July 31, 2002.


                   ADOPT THE 2001 MASTER STOCK INCENTIVE PLAN

     The Board of Directors has approved and recommends to the shareholders the adoption of the 2001 Master Stock Incentive Plan (the "2001 Incentive Plan"), which is designed to enhance the long-term profitability of the Company and increase shareholder value by increasing the proprietary interest of those individuals who are key to the growth and success of the Company. The Company believes that the 2001 Plan will effectively align the interests of the employees, management and non-employee directors with the interest of the Company's stockholders.

     The 2001 Incentive Plan is designed to replace the 1991 Master Stock Compensation Plan which expires at the end of its ten year term on December 31, 2001. The 1991 Plan limited the number of shares that could be awarded in any calendar year to 1.5% of the outstanding shares of the Company's common stock, common stock equivalents and treasury shares, so that the maximum amount that could be issued over the ten year life of the plan was 15% of the shares. In practice, the Company carefully managed the plan under its executive compensation program and compensation philosophy and the actual number of awards was substantially below the 15% limitation over the life of the 1991 plan.

     The 2001 Incentive Plan retains the best features of the 1991 Plan which has worked very effectively for the Company, including this same 1.5% limitation feature, and adds new restrictions to provide for the most effective use of the awards. The 2001 Incentive Plan adds a restriction that no more than 600,000 shares of common stock may be issued as restricted stock or restricted stock units over the life of the plan. The 2001 Incentive Plan also prohibits the repricing of any option grant. The 2001 Incentive Plan retains the 500,000 share limitation for awards to any individual participant in a calendar year, the value of which award or awards is based solely on an increase in the value of shares after the date of grant of such award or awards.

SUMMARY OF INCENTIVE PLAN
     The Incentive Plan permits the granting of (a) stock options, including "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE") ("INCENTIVE STOCK OPTIONS") and stock options that do not meet such requirements ("NON-QUALIFIED STOCK OPTIONS"), (b) stock appreciation rights, (c) restricted stock and restricted stock units, (d) performance awards, (e) dividend equivalents and (f) other stock based awards. The Incentive Plan is administered by the Human Resources Committee of the Company's Board of Directors (the "COMMITTEE"). The Committee has the authority to establish rules for the administration of the Incentive Plan; to select the persons to whom awards are granted; to determine the types of awards to be granted and the number of shares of Common Stock covered by such awards; and to set the terms and conditions of such awards. The Committee may also determine whether the payment of any amounts received under any award shall or may be deferred either automatically or at the election of the holder thereof or the Committee. Determinations and interpretations with respect to the Incentive Plan are in the sole discretion of the Committee, whose determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more officers the right to grant awards with respect to individuals who are not subject to Section 16(b) of the Securities Exchange Act of 1934, as amended. Awards are granted for no cash consideration or for such cash or other consideration as may be determined by the Committee or required by applicable law. Awards may provide that upon the grant or exercise thereof the holder will receive shares of Common Stock, cash or any combination thereof, as the Committee shall determine.

     The Incentive Plan will have a term beginning on the effective date of the Incentive Plan and ending on December 31, 2011, and no awards may be made after such date. However, unless otherwise expressly provided in the Incentive Plan or an applicable award agreement, any award granted may extend beyond the termination date of the Incentive Plan.

     The aggregate number of shares of Common Stock that may be issued under all awards under the Incentive plan in any calendar year may not exceed 1.5% of the sum of the Company's outstanding shares of Common Stock, the outstanding share equivalents, as determined by the Company in the calculation of earnings per share on a fully diluted basis, and shares held in the treasury of the Company, as reported in the Company's Annual Report on Form 10-K for the most recent fiscal year that ends during such calendar year. However, any shares with respect to which awards may be issued, but are not issued, under the Incentive Plan in any calendar year will be carried forward and be available to be covered by awards issued in any subsequent calendar year in which awards may be issued under the Incentive Plan.

     No participant may be granted any award or awards under the Incentive Plan, the value of which award or awards is based solely on an increase in the value of shares after the date of grant of such award or awards, for more than 500,000 shares, in the aggregate, in any one calendar year. The 2001 Incentive Plan also limits the shares that can be issued for incentive stock options to 2,000,000 for the life of the plan.

     The exercise price per share under any stock option or the grant price of any SAR cannot be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option or SAR. Options may be exercised by payment in full of the exercise price, either in cash or, at the discretion of the Committee, in whole or in part by the tendering of shares of Common Stock or other consideration having a fair market value on the date the option is exercised equal to the exercise price. Determinations of fair market value under the Incentive Plan are made in accordance with methods and procedures established by the Committee.

     The Committee may also grant reload options, which would provide for a new option to be granted to a participant when the participant pays the exercise price of a previously granted stock option, and/or the applicable income tax amount payable upon exercise, in shares of Common Stock. Reload options may be granted with respect to stock options previously granted under the Incentive Plan or any other stock option plan of the Company or may be granted in connection with any stock option granted under the Incentive Plan or any other stock option plan of the Company at the time of grant. Reload options will have a per share exercise price equal to the fair market value of one share of Common Stock on the date of grant of the new stock option. Any reload option will be subject to availability of sufficient shares for grant under the Incentive Plan. Shares surrendered as part or all of the exercise price of the stock option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of shares of Common Stock that may be purchased pursuant to a reload option.

     The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the Committee shall so determine, as of any time during a specified period before or after the exercise date) of a specified number of shares over the grant price of the SAR.

     The holder of restricted stock may have all of the rights of a stockholder of the Company, including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect thereto, or such rights may be restricted. Holders of restricted stock units have the right, subject to any restrictions imposed by the Committee, to receive shares of Common Stock (or a cash payment equal to the fair market value of such shares) at some future date. Upon termination of the holder's employment during the restriction period, restricted stock and restricted stock units shall be forfeited, unless the Committee determines otherwise.

     Performance awards provide the holder thereof the right to receive payment, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. A performance award granted under the Incentive Plan may be denominated or payable in cash, shares of Common Stock or restricted stock, other securities, other awards or other property. Dividend equivalents entitle the holder thereof to receive payments (in cash, shares of Common Stock, other securities, other awards or other property, as determined by the Committee) equivalent to the amount of cash dividends with respect to a specified number of shares.

     No award granted under the Incentive Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, otherwise than by will, by designation of a beneficiary, or by laws of descent and distribution and except that awards other than Incentive Stock Options may be transferred by a plan participant as specifically provided in an award agreement or amendment thereto pursuant to terms determined by the Committee. Each award is exercisable, during such participant's lifetime, only by such participant or such participant's permitted transferees, or, if permissible under applicable law, by such participant's guardian or legal representative.

     If any shares of Common Stock subject to any award or to which an award relates are not purchased or are forfeited, or if any such award terminates without the delivery of shares or other consideration, the shares previously used for such awards become available for future awards under the Incentive Plan. In addition, any shares of Common Stock that are used by a plan participant as full or partial payment to the Company of the purchase price relating to an award, or in connection with the satisfaction of tax obligations relating to an award, are available for granting future awards other than Incentive Stock Options under the Incentive Plan.

     If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, the Committee may, in such manner as it deems equitable, adjust (a) the number and type of shares (or other securities or property) which thereafter may be made the subject of awards, (b) the number and type of shares (or other securities or property) subject to outstanding awards, and (c) the purchase or exercise price with respect to any award. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Incentive Plan or any award agreement in the manner and to the extent it shall deem desirable to carry the Incentive Plan into effect.

     The Board of Directors may amend, alter or discontinue the Incentive Plan at any time, provided that stockholder approval must be obtained for any change that, absent such stockholder approval, (i) would violate the rules or regulations of the New York Stock Exchange or any other securities exchange applicable to the Company, or (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Incentive Plan.

FEDERAL INCOME TAX CONSEQUENCES
     The following is a summary of the principal United States federal income tax consequences generally applicable to awards under the Incentive Plan. The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Nonqualified Stock Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares of Common Stock received are taxable to the recipient as ordinary income and deductible by the Company. The tax consequence to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock Option or by exercising a Nonqualified Stock Option or SAR. Generally, there will be no tax consequence to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

     With respect to other awards granted under the Incentive Plan that are payable either in cash or shares of Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of Common Stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for such shares of Common Stock by the holder of the award, and the Company will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of Common Stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Code, the holder of the award must recognize ordinary income equal to the excess of (i) the fair market value of the shares of Common Stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for such shares of Common Stock by the holder, and the Company will be entitled at that time to a tax deduction for the same amount.

     Special rules may apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

     Under the Incentive Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to surrender shares of Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the optionee) to the Company to satisfy federal and state tax obligations.

     The affirmative vote of a majority of the shares represented at the meeting will be required to approve the 2001 Master Stock Incentive Plan.

     The Board of Directors recommends a vote FOR approval of the Company's 2001 Master Stock Incentive Plan.

                          TOTAL RETURN TO SHAREHOLDERS

     The following graphs compare the cumulative total stockholder return on the Company's Common Stock for the last five fiscal years and twelve fiscal years with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Index of Manufacturing Companies -- Diversified. The graph and table assume the investment of $100 in each of Donaldson's common stock and the specified indexes at the beginning of the applicable period, and assume the reinvestment of all dividends. The second graph shows the total return over the Company's twelve-year period of consecutive double-digit increases in earnings per share.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

                               [PLOT POINTS CHART]

                           FISCAL YEARS ENDED JULY 31

                                                                   1996        1997        1998        1999        2000        2001
                                                                 -------     -------     -------     -------     -------     -------
Donaldson ..................................................     $100.00     $167.28     $153.69     $207.81     $162.65     $264.17
S&P 500 ....................................................      100.00      152.14      181.48      218.14      237.56      203.52
Manufacturing - Diversified ................................      100.00      156.37      153.89      215.07      207.38      233.71

                COMPARISON OF TWELVE YEAR CUMULATIVE TOTAL RETURN

                               [PLOT POINTS CHART]

                           FISCAL YEARS ENDED JULY 31

                   1989     1990     1991     1992     1993     1994     1995     1996     1997     1998    1999     2000     2001
                 -------  -------  -------  -------  -------  -------  -------  -------  -------  ------- -------  ------- ---------
Donaldson ...... $100.00  $181.27  $209.84  $274.83  $341.31  $455.78  $503.41  $468.77  $784.18  $720.48 $974.17  $762.48 $1,238.00
S&P 500 ........  100.00   106.50   120.09   135.45   147.27   154.87   195.31   227.67   346.38   413.18  496.65   540.86    463.35
Manufacturing -
 Diversified ...  100.00   109.34   115.50   120.57   139.40   162.16   222.19   262.92   411.14   404.61  565.47   545.25    614.48

                             EXECUTIVE COMPENSATION

     The following table includes information for each person who was at the end of fiscal 2001, the Chief Executive Officer or one of the other four most-highly compensated executive officers of the Company (the "Named Officers") on the basis of total annual salary and bonus for the last completed fiscal year. The table includes compensation information for each of the last three fiscal years.


                           SUMMARY COMPENSATION TABLE

                                                                              LONG TERM COMPENSATION
                                                                    ----------------------------------------
                                          ANNUAL COMPENSATION (1)            AWARDS                PAYOUTS
                                          -----------------------   -------------------------   ------------
                                                                                  SECURITIES
                                                                    RESTRICTED    UNDERLYING
                                                                       STOCK         STOCK                      ALL OTHER
                                 FISCAL                              AWARD(S)    OPTIONS/SARs   LTIP PAYOUTS   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR     SALARY ($)   BONUS ($)     ($) (2)    (SHARES) (3)      ($) (4)       ($) (5)
---------------------------      ------    ----------   ---------   ----------   ------------   ------------   ------------
WILLIAM G. VAN DYKE ............  2001      632,885      452,200            0      159,096         385,368       52,292
 Chairman, Chief                  2000      593,846      738,000            0       70,500         394,060       49,800
 Executive Officer and            1999      539,615      678,000            0       78,000               0       33,425
 President

JAMES R. GIERTZ ................  2001      270,881      204,040            0       97,041         144,506       18,660
 Senior Vice President,           2000      259,539      208,075            0       46,374         131,100       15,156
 Commercial and Industrial        1999      239,962      172,050            0       35,304               0       10,755

WILLIAM M. COOK ................  2001      250,885      154,439            0       21,500         292,379       18,627
 Senior Vice President,           2000      228,077      227,095      249,219       21,500         155,320       14,943
 International and Chief          1999      213,654      203,374            0       26,000               0       11,515
 Financial Officer

LOWELL F. SCHWAB ...............  2001      246,462      113,643            0       43,377         123,205       18,364
 Senior Vice President,           2000      222,846      188,474      179,438       21,000         119,300       12,606
 Operations                       1999      200,962      132,304            0       24,000               0       10,363

NICKOLAS PRIADKA ...............  2001      249,616       63,250            0       89,812          68,241       15,218
 Senior Vice President,           2000      239,077      142,070            0       22,500         113,500       12,448
 OEM Engine Systems               1999      224,654      121,786            0       27,000               0       10,586
 and Parts

------------------
(1) Includes any portion deferred under the Deferred Compensation and 401(K) Excess Plan. Mr. Cook and Mr. Priadka elected to participate in the stock option bonus replacement program and received option grants in fiscal 2002 in lieu of all or a portion of their fiscal 2001 cash bonus. Mr. Cook received an option grant for 4,103 shares with an exercise price of $30.11 in lieu of receiving 20% of his bonus and Mr. Priadka received an option grant for 8,403 shares with an exercise price of $30.11 in lieu of receiving 100% of his bonus.

(2) Amounts in the Restricted Stock Award column represent the dollar value of grants of restricted stock under the Company's 1991 Master Stock Compensation Plan. Regular dividends are paid on the restricted shares. At the end of fiscal 2001, the number and value of the aggregate restricted stockholdings for the Named Officers were: William G. Van Dyke, 0, $0; James R. Giertz, 0, $0; William M. Cook, 12,500, $385,750; Lowell F. Schwab, 9,000, $277,740; and Nickolas Priadka, 0, $0. Mr. Giertz surrendered 25,000 shares of restricted stock in 2001 and received 24,637.5 restricted share units. The value of Mr. Giertz's restricted share units at the end of fiscal 2001 was $760,313. Restricted stock awards totalling an additional 5,000 shares were made to the Non-Executive Officer Employees as a Group in fiscal 2001.

(3) The stock option grants include both new fiscal 2001 annual grants and previously awarded reload grants resulting from the exercise of option awards granted in prior years. See the Stock Option chart on page 14, showing that reloads comprised the majority of total grants.

(4) Earned under the Company's 1991 Master Stock Compensation Plan during the three-year period ending in the fiscal year in which the payout is listed. Payout is made in the form of the Company's common stock and delivered during the following fiscal year.

(5) Amounts in this column represent the dollar value of share allocations (i) under the Company's match for bonus and salary under the Company's ESOP and 401k benefit plans; and (ii) under the Company's match for deferred bonus and salary and salary in excess of the limits established by Section 415 of the Internal Revenue Code contributed by the Company to an unqualified supplemental plan. The amounts for fiscal 2001 are:

                                          SALARY        DEFERRED SALARY
      NAME                            AND BONUS MATCH   AND BONUS MATCH   EXCESS MATCH
      ----                            ---------------   ---------------   ------------
      William G. Van Dyke .........       $4,390            $30,741         $17,161
      James R. Giertz .............        8,425                  0          10,235
      William M. Cook .............        6,561              5,788           6,278
      Lowell F. Schwab ............        7,650                  0          10,714
      Nickolas Priadka ............        7,295              1,742           6,181

                     OPTION/SARs GRANTED IN LAST FISCAL YEAR

                                         INDIVIDUAL GRANTS (1)
                              -------------------------------------------                  POTENTIAL REALIZABLE VALUE AT
                                NUMBER OF      % OF TOTAL                                  ASSUMED ANNUAL RATES OF STOCK
                               SECURITIES     OPTIONS/SARs                             PRICE APPRECIATION FOR OPTION TERM (3)
                               UNDERLYING      GRANTED TO      EXERCISE                --------------------------------------
                              OPTIONS/SARs     EMPLOYEES        OR BASE    EXPIRATION
NAME                           GRANTED (2)   IN FISCAL YEAR  PRICE/SH ($)     DATE       0% ($)       5% ($)       10% ($)
----                          ------------   --------------  ------------  ----------  ----------  -----------  -------------
WILLIAM G. VAN DYKE             85,000            10.3           25.81      12/12/10        0       1,379,834     3,496,771
                                45,742(4)          5.5           28.00      12/05/06        0         433,912       983,876
                                28,354(4)          3.4           28.00      12/21/05        0         220,827       488,352

JAMES R. GIERTZ                 25,744(4)          3.1           25.63      12/03/08        0         314,559       753,214
                                25,372(4)          3.1           30.04      12/19/07        0         288,016       663,448
                                24,500             3.0           25.81      12/12/10        0         397,717     1,007,893
                                14,118(4)          1.7           30.04      12/06/09        0         219,219       533,016
                                 7,307(4)          0.9           31.35      12/06/09        0         116,548       282,510

WILLIAM M. COOK                 21,500             2.6           25.81      12/12/10        0         349,017       884,477

LOWELL F. SCHWAB                21,000             2.5           25.81      12/12/10        0         340,900       863,908
                                10,436(4)          1.3           28.00      12/21/05        0          81,278       179,743
                                 9,916(4)          1.2           28.63      12/15/04        0          59,837       128,598
                                 1,350(4)          0.2           25.38      12/14/03        0           5,439        11,428
                                   675(4)          0.1           25.38      07/26/03        0           2,346         4,880

NICHOLAS PRIADKA                22,951(4)          2.8           32.11      12/19/07        0         273,051       627,120
                                22,500             2.7           25.81      12/12/10        0         365,250       925,616
                                21,677(4)          2.6           28.30      12/03/08        0         281,474       669,359
                                14,840(4)          1.8           24.75      12/05/06        0         125,154       284,007
                                 7,844(4)          1.0           23.19      12/21/05        0          51,620       114,423

ALL EXECUTIVE OFFICERS AS A
 GROUP                         491,079            59.3

ALL NON-EXECUTIVE OFFICER
 EMPLOYEES AS A GROUP          337,536            40.7

------------------
(1)  No stock appreciation rights ("SARs") have been granted.

(2) All officer grants (other than as noted in footnote (4)) during the period were non-qualified stock options granted at the market value on date of grant for a term of ten years, vesting immediately and were granted with the right to use shares in lieu of the exercise price and to satisfy any tax withholding obligations.

(3) These amounts represent certain assumed rates of appreciation over the full term of the option. The value ultimately realized, if any, will depend on the amount by which the market price of the Company's stock exceeds the exercise price on date of sale.

(4) These grants were made to officers who exercised an option during fiscal 2001 and made payment of the purchase price using shares of previously owned Company stock. This restoration or "reload" grant is for the number of shares equal to the shares used in payment of the purchase price or withheld for tax withholding. The option price is equal to the market value of the Company's stock on the date of exercise and will expire on the same date as the original option which was exercised. These options, which are the result of such a restoration, do not contain the reload feature.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS/SARs
                                                      OPTIONS/SARs AT FISCAL YEAR-END(2)      AT FISCAL YEAR-END (2)(3)
                            SHARES          VALUE     ----------------------------------  --------------------------------
                         ACQUIRED ON       REALIZED     EXERCISABLE      UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
NAME                     EXERCISE (1)        ($)          (SHARES)          (SHARES)            ($)              ($)
----                     ------------     ----------  ---------------  -----------------  ---------------  ---------------
WILLIAM G. VAN DYKE         317,812       5,001,672       529,940              0             5,242,758            0

JAMES R. GIERTZ              82,500         560,055       186,543              0             1,166,361            0

WILLIAM M. COOK               3,788          39,547       166,160              0             1,914,567            0

LOWELL F. SCHWAB             31,938         524,536       140,547              0             1,208,010            0

NICKOLAS PRIADKA            132,400       1,378,182       119,543              0               569,718            0

------------------
(1) The number of shares shown in this column is larger than the number of shares actually acquired on exercise. The actual number of shares received is reduced by the number of shares delivered in payment of the exercise price and shares withheld to cover withholding taxes.

(2)  No SARs were exercised in fiscal 2001.

(3) This value is based on the difference between the exercise price of such options and the closing price of Company Common Stock as of fiscal year-end 2001.

             LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

                                                                    ESTIMATED FUTURE PAYOUTS
                           NUMBER OF         PERFORMANCE                UNDER NON-STOCK
                         SHARES, UNITS     OR OTHER PERIOD              PRICE-BASED PLAN
                            OR OTHER      UNTIL MATURATION     --------------------------------
NAME                       RIGHTS (1)         OR PAYOUT        THRESHOLD     TARGET     MAXIMUM
----                     -------------    ----------------     ---------    --------    -------
WILLIAM G. VAN DYKE         16,550        8/1/00 - 7/31/03       4,138       16,550     45,513

JAMES R. GIERTZ              6,000        8/1/00 - 7/31/03       1,500        6,000     16,500

WILLIAM M. COOK              5,250        8/1/00 - 7/31/03       1,313        5,250     14,438

LOWELL F. SCHWAB             5,200        8/1/00 - 7/31/03       1,300        5,200     14,300

NICKOLAS PRIADKA             5,500        8/1/00 - 7/31/03       1,375        5,500     15,125

------------------
(1) Awards are of Performance Shares of the Company's common stock. Awards are earned only if the Company achieves the minimum Performance Objectives and the Award Value will be based on a weighting of compound corporate net sales growth and after-tax return on investment over the three year period. The amounts shown in the table under the headings "Threshold", "Target" and "Maximum" are amounts awarded at 25%, 100% and 275% of the targeted award. The award may also be adjusted upward by 25% for consistency if earnings per share increase in each of the three years in the period by at least 5%.

           HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Human Resources Committee of the Board of Directors, consisting of six independent, non-employee directors ("the Committee"), is responsible for establishing the compensation programs for the Company's key executives. The Company's executive compensation program comprises base salary, annual incentive and long-term incentive compensation. The objectives of the Company's executive compensation program are to:

     * emphasize a pay-for-performance philosophy by placing significant portions of pay at risk and requiring outstanding results for payment at the threshold level;

     * attract and retain the best executives available in our industry and have their compensation levels keyed to a peer group of companies;

     * motivate and reward executives responsible for attaining the financial and strategic objectives essential to the Company's long-term success focusing on earnings per share growth and continued growth in shareholder value; and

     * align the interests of executives with those of the Company's stockholders by providing a significant portion of compensation in the form of Company common stock. Common stock ownership objectives have been established for all executive officers ranging from five to ten times base salary.

     BASE SALARIES. Base salaries for all executives are reviewed annually based on performance and market conditions. A performance appraisal is required for all executives of the Company. The Committee approves and/or determines the annual base salary increases for all senior executives based on performance of the executive and external market data. The Company's objective is that base salaries should approximate the mid-point (average) of senior executives of manufacturing companies of similar size in the United States. The Company uses surveys by national consultants for external market data.

     ANNUAL CASH INCENTIVE. Executive officers are eligible for target awards under the annual incentive program that range up to 70% of base salary. The size of the target award is determined by the executive officer's position and competitive data for similar positions at the peer and cross-industry companies as presented in the same nationally recognized surveys as are used for the base salary. The Company sets aggressive performance goals and, in keeping with the strong performance-based philosophy, the resulting awards decrease or increase substantially if actual Company performance fails to meet or exceeds targeted levels. Payments can range from 0% to 200% of the target awards. The CEO has 100% of his annual cash incentive opportunity linked to achieving record earnings per share (EPS). The remaining Named Officers have 50% of their opportunity linked to achieving record EPS and 50% linked to achieving sales, net operating profit and return on investment targets for their respective business unit responsibilities.

     Consequently, executive officers must obtain record EPS, thereby increasing shareholder value, to receive a competitive annual cash incentive.

     LONG-TERM INCENTIVE STOCK COMPENSATION AWARDS AND STOCK OPTION GRANTS. There was a payout under the Long Term Compensation Plan in 2001 following a payout in 2000 and no payout in 1999. The volatility in the Long Term Compensation Plan Award payouts for the three years shown in the summary compensation table is consistent with the at risk nature of the payouts and the pay for performance philosophy. The Long Term Compensation Plan Award is based on three-year compounded growth in net sales and an after-tax return on investment that exceeds the Company's weighted average cost of capital. Under this program, the Committee selected eligible executives and established an incentive opportunity as a percentage of base salary. In order for a participant to receive a payout, minimum performance must be attained. The Committee occasionally grants restricted stock with a fixed restriction period, usually five years, to ensure retention of key executives. The Committee also believes that significant stock option grants encourage the key executives to own and hold Donaldson stock and tie their long-term economic interests directly to those of the stockholders. Stock options are typically granted annually. In determining the number of shares covered by such options, the Committee takes into account position levels, base salary, and other factors relevant to individual performance but does not consider the amount and terms of options and restricted stock already held by the executive.

     Targets for the incentive portion of compensation are tied to financial performance in the sixtieth to sixty-fifth percentile of the peer group.

     STOCK OPTION BONUS REPLACEMENT PROGRAM. To encourage stock ownership by executives, the Company adopted in fiscal 2000 a program that allows executives to elect to receive stock options under the 1991 Master Stock Compensation Plan in lieu of some or all of the cash compensation earned under the annual cash bonus incentive program. Currently under the program, participants receive an option to acquire $4 of stock at market value for every $1 of compensation exchanged. In fiscal 2001, three executives participated in the program.

     STOCK OWNERSHIP. Ownership of Donaldson stock is expected of Donaldson executives. The Committee believes that linking a significant portion of the executive's current and potential net worth to the Company's success, as reflected in the stock price, gives the executive a stake similar to the stockholders. The Committee has established stock ownership guidelines for the Named Officers and certain other executive officers, which encourage retention of shares. The guidelines range from five to ten times base salary and, in addition, require officers to retain one-half of the difference between their initial target ownership and their potential ownership. The goal of the Chief Executive Officer is ten times annual base salary. Mr. Van Dyke currently exceeds this ownership goal.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. Mr. Van Dyke's fiscal 2001 base salary and incentive award opportunity were determined by the Committee in accordance with the methodology described above. The Committee considered Mr. Van Dyke's performance against pre-established objectives and met both in private and with Mr. Van Dyke in completing his performance appraisal.

          BASE SALARY. Mr. Van Dyke's base salary for fiscal 2001 was $632,885, which is approximately at the market mid-point for manufacturing companies of similar size.

          ANNUAL BONUS. Mr. Van Dyke's bonus award for fiscal 2001 was $452,200. This annual bonus was earned under the annual incentive program based on earning per share growth from $1.51 to $1.66, up 10% over the previous record earned in fiscal 2000.

          STOCK OPTIONS. Mr. Van Dyke received annual option grants in December 2000 of options to purchase 85,000 shares of stock.

          LONG-TERM INCENTIVE PLAN PAYOUT. Mr. Van Dyke received a payout of 14,310 shares of stock under the Long-Term Incentive Plan in 2001 based on the Company's achieving the performance objectives for three year compounded growth in net sales and after-tax return on investment.

     POLICY ON QUALIFYING COMPENSATION. The Company's policy is to preserve the tax deduction for compensation paid to its Chief Executive Officer and other senior executive officers. In accordance with this policy, in November 1994 the stockholders approved the material terms of the performance goals for payment of the cash bonus under the Company's Annual Cash Bonus Plan for Designated Executives. The 1991 Master Stock Compensation Plan and the 2001 Master Stock Incentive Plan limit the number of shares that can be granted in any one year to any one individual to further the policy of preserving the tax deduction for compensation paid to executives.

     CONCLUSION. The executive officer compensation program administered by the Committee provides incentives to attain strong financial performance and an alignment with stockholder interests. The Committee believes that the Company's compensation program focuses the efforts of Company executives on the continued achievement of growth and profitability for the benefit of the Company's stockholders.

Human Resources Committee

Stephen W. Sanger, Chair
Paul B. Burke
Jack W. Eugster
John F. Grundhofer
Kendrick B. Melrose
Jeffrey Noddle

                                PENSION BENEFITS

     The Company maintains the Donaldson Company, Inc. Salaried Employees' Pension Plan (the "Retirement Plan"), a defined benefit pension plan that provides retirement benefits to eligible employees through a cash balance plan structure. The Company also maintains the Donaldson Company, Inc. Excess Retirement Plan (the "Excess Retirement Plan"). The Excess Retirement Plan is an unfunded, non-qualified deferred compensation arrangement that primarily provides retirement benefits that cannot be paid under the Retirement Plan because of the limitations imposed by the Code on qualified plans in regards to compensation and benefits.

     Participants in the Retirement and Excess Retirement Plans accumulate benefits in a hypothetical account balance through interest credits, and company credits that vary with age, service and pay. At retirement or termination of employment, the vested account balance is payable to the participant in the form of an immediate or deferred lump sum, or an actuarially equivalent annuity.

     Under the cash balance benefit structure, account balances receive an Interest Credit annually. The Interest Credit is defined as the current plan year's Interest Crediting Rate times the account balance as of the beginning of the plan year. The Interest Crediting Rate for a particular plan year is the greater of the average secondary market discount rate on one-year U.S. Treasury Bills during the month of June preceding the plan year, plus one percent, and 4.83%. The Interest Crediting Rate is 4.83% for the 2001 plan year.

     Company Credits are credited to the account balances at the end of each plan year. The participant's Company Credit Percentages are based on the participant's years of age and service with the Company and its affiliates as of the end of each plan year. As of August 1, 2001, the sum of years of age plus service for Messrs. Van Dyke, Giertz, Cook, Schwab and Priadka were 84, 51, 68, 73 and 86, respectively. The participant's Base Company Credit is equal to the Base Company Credit Percentage times total covered compensation during the plan year ("Pensionable Earnings"). The participant's Excess Company Credit is equal to the Excess Company Credit Percentage times Pensionable Earnings in excess of the Social Security taxable wage base. The following table displays the Company Credit Percentages for the sum of years of age and service shown:

                                              COMPANY CREDIT PERCENTAGES
                                              --------------------------
            SUM OF YEARS OF AGE PLUS SERVICE      BASE         EXCESS
            --------------------------------  ------------  ------------
                      Less than 40                3.0%          3.0%
                        40 -- 49                  4.0           4.0
                        50 -- 59                  5.0           5.0
                        60 -- 69                  6.5           5.0
                       70 or more                 8.5           5.0

     Special Career Credits are credited at the end of the plan year to the account balances of participants who were born prior to August 1, 1957 and continuously employed since August 1, 1992. The Special Career Credits are equal to 3.0% of the participant's Pensionable Earnings and will continue through the end of the 2006 plan year, or if earlier, through the plan year in which the participant attains 35 years of benefit service. Messrs. Van Dyke, Cook, Schwab and Priadka are all currently eligible to receive Special Career Credits.

     The individuals named in the Summary Compensation Table are also eligible for retirement benefits under the Donaldson Company, Inc. Supplemental Executive Retirement Plan (the "SERP"). The SERP assures participants a lump sum retirement benefit from all company funded retirement programs equal to six times their average compensation (three highest consecutive years) upon reaching age 62 with 20 years of service. This target benefit is reduced by 2% for each year the participant's retirement precedes age 62, and it is also reduced on a prorated basis for less than 20 years of service. In determining whether the SERP must supplement the other company funded retirement programs, the Company will consider the lump sum benefits described in the previous paragraph and footnote (4) to the Summary Compensation Table, as well as, any vested pension benefits available from prior employers, if any.

     The projections below set forth the estimated annual benefit payable to each of the individuals named in the Summary Compensation Table as a single life annuity, beginning at age 65, under the Retirement and Excess Retirement
Plans: Mr. Van Dyke, $514,068; Mr. Giertz, $246,661; Mr. Cook, $251,156; Mr.
Schwab, $162,050; and Mr. Priadka, $174,486. No additional benefits are expected to be required from the SERP for any of these participants. These projections are based on the following assumptions: (1) employment until age

65; (2) no increase in pensionable earnings after the 2000 plan year; (3) interest credits at the actual rate of 4.83% during the 2001 plan year, and 6.00% thereafter; and (4) conversion to a single life annuity at normal retirement age based on a discount rate of 6.00% and the Unisex 1983 Group Annuity Mortality Table.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers to file initial reports of ownership and reports of changes in ownership with the SEC and the New York Stock Exchange. To the Company's knowledge, based on a review of copies of such forms and written representations furnished to the Company during fiscal 2001, all Section 16(a) filing requirements applicable to the Company's directors and executive officers were satisfied.

                         CHANGE-IN-CONTROL ARRANGEMENTS

     Each of the Named Officers has a severance agreement with the Company designed to retain the executive and provide for continuity of management in the event of an actual or threatened change of control in the Company (as defined in the agreements). The agreements provide that in the event of a change of control, each key employee would have specific rights and receive certain benefits if, within three years after a change in control, the employee is terminated without cause or the employee terminates voluntarily under "constructive involuntary" circumstances as defined in the agreement. In such circumstance the employee will receive a severance payment equal to three times the employee's annual average compensation calculated over the five years preceding such termination as well as continued health, disability and life insurance for three years after termination. The 1980 and 1991 Master Stock Compensation Plans, the supplementary retirement benefit plan and deferred compensation arrangements also provide for immediate vesting or payment in the event of termination under circumstances of a change in control.

                           2002 STOCKHOLDER PROPOSALS

     Any stockholder wishing to include a proposal in the Company's Proxy Statement for its 2002 annual meeting of stockholders must submit such proposal for consideration in writing to the Secretary of the Company at the address indicated on the first page of this Proxy Statement no later than June 14, 2002. Under the Company's Bylaws, a shareholder proposal not included in the Company's Proxy Statement for its 2002 annual meeting of stockholders is untimely and may not be presented in any manner at the 2002 annual meeting of stockholders unless the stockholder wishing to make such proposal follows certain specified notice procedures set forth in the Company's Bylaws, including delivering notice of such proposal in writing to the Secretary of the Company at the address indicated on the first page of this Proxy Statement no earlier than July 19, 2002 and no later than August 16, 2002.

                                  OTHER MATTERS

     The Company is not aware of any matter, other than as stated above, which will or may properly be presented for action at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares represented by such proxies in accordance with their best judgment.

     STOCKHOLDERS WHO WISH TO OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FOR THE FISCAL YEAR ENDED JULY 31, 2001, MAY DO SO WITHOUT CHARGE BY WRITING TO CORPORATE SECRETARY, DONALDSON COMPANY, INC., MS 101, P.O. BOX 1299, MINNEAPOLIS, MN 55440-1299.

                                        By Order of the Board of Directors


                                        /s/ Norman C. Linnell

                                        Norman C. Linnell
                                        SECRETARY

October 12, 2001

                 (This page has been left blank intentionally.)

                                                                      APPENDIX A

                             DONALDSON COMPANY, INC.
                        2001 MASTER STOCK INCENTIVE PLAN

SECTION 1. PURPOSE
     The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to afford such persons an opportunity to acquire a proprietary interest in the Company, thereby aligning the interests of such persons with the Company's stockholders.

SECTION 2. DEFINITIONS
     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
          (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

     (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d)  "Board" shall mean the Board of Directors of the Company.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (f) "Committee" shall mean a committee of Directors designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of
          Section 162(m) of the Code. The Company expects to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of
          Section 162(m) of the Code.

     (g) "Company" shall mean Donaldson Company, Inc., a Delaware corporation, and any successor corporation.

     (h)  "Director" shall mean a member of the Board.

     (i) "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

     (j) "Eligible Person" shall mean any employee, officer, Director (including any Non-Employee Director), consultant or independent contractor providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

     (k) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (l) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then traded on the New York Stock Exchange, the closing price of one Share as reported on the New York Stock Exchange on such date or, if the New York Stock Exchange is not open for trading on such date, on the most recent preceding date when the New York Stock Exchange is open for trading.

     (m) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

     (n) "Limitation Amount" shall mean, with respect to any Plan Year, one and one-half (1.50) percent of the Outstanding Shares.

     (o) "Non-Employee Director" shall mean any Director who is not also an employee of the Company.

     (p)  "Non-Qualified Stock Option" shall mean an option granted under
          Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (q) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     (r) "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

     (s) "Outstanding Shares" shall mean, with respect to any Plan Year, the sum of the outstanding Shares, the outstanding Share equivalents (as determined by the Company in the calculation of earnings per share on a fully diluted basis) and Shares held in the treasury of the Company, as reported in the Annual Report on Form 10-K of the Company, as filed with the Securities and Exchange Commission, for the most recent fiscal year that ends during such Plan Year.

     (t) "Participant" shall mean an Eligible Person designated to be granted an Award under the Plan.

     (u) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

     (v) "Person" shall mean any individual, corporation, partnership, association or trust.

     (w) "Plan" shall mean the Donaldson Company, Inc. 2001 Master Stock Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

     (x) "Plan Year" shall mean a consecutive 12-month period ending on December 31 of each year.

     (y) "Reload Option" shall mean any Option granted under Section 6(a)(iv) of the Plan.

     (z) "Restricted Stock" shall mean any Shares granted under Section 6(c) of the Plan.

     (aa) "Restricted Stock Unit" shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

     (bb) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act, or any successor rule or regulation.

     (cc) "Share" or "Shares" shall mean shares of common stock, $5.00 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

     (dd) "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

SECTION 3. ADMINISTRATION
     (a) POWER AND AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:
          (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock, Restricted Stock Units or other Awards; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) establish any special rules for Eligible Persons, former employees, or Participants located in any particular country other than the United States, which such rules shall be set forth in Appendices to the Plan and shall be deemed incorporated into and form part of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     (b) DELEGATION. The Committee may delegate to one or more officers of the Company or any Affiliate or a committee of such officers, but only to the extent such officer or officers are also members of the Board of Directors of the Company, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Eligible Persons who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act. The Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code.

     (c) POWER AND AUTHORITY OF THE BOARD OF DIRECTORS. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

SECTION 4. SHARES AVAILABLE FOR AWARDS
     (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan in any Plan Year shall not exceed the Limitation Amount; PROVIDED THAT, any Shares with respect to which Awards may be issued, but are not issued, under the Plan in any Plan Year shall be carried forward and shall be available to be covered by Awards issued in any subsequent Plan Year in which Awards may be issued under the Plan. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares acquired in the open market or otherwise. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards (other than Incentive Stock Options) under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

     (b) ACCOUNTING FOR AWARDS. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) ADJUSTMENTS. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards,
          (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

     (d) AWARD LIMITATIONS UNDER THE PLAN. No Eligible Person may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year, beginning with the calendar year commencing on January 1, 2001. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of
          Section 162(m) of the Code. Notwithstanding anything to the contrary in this Section 4, but subject at all times to the annual Limitation Amount, the number of Shares available for (i) granting Incentive Stock Options under the Plan in the aggregate shall not exceed 2,000,000, and (ii) Restricted Stock, and Restricted Stock Units under the Plan, shall not exceed 600,000, subject to adjustment as provided in as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

SECTION 5. ELIGIBILITY
     Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code or any successor provision.

SECTION 6. AWARDS
     (a) OPTIONS. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) EXERCISE PRICE. The purchase price per Share purchasable under an Option shall be determined by the Committee; PROVIDED, HOWEVER, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

          (ii) OPTION TERM. The term of each Option shall be fixed by the Committee, but, with respect to any Incentive Stock Option, shall in no event exceed 10 years from the date on which such Incentive Stock Option is granted.

          (iii) TIME AND METHOD OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

          (iv) RELOAD OPTIONS. The Committee may grant Reload Options, separately or together with another Option, pursuant to which, subject to the terms and conditions established by the Committee, the Participant would be granted a new Option when the payment of the exercise price of a previously granted option is made by the delivery of Shares owned by the Participant pursuant to Section 6(a)(iii) hereof or the relevant provisions of another plan of the Company, and/or when Shares are tendered or withheld as payment of the amount to be withheld under applicable income tax laws in connection with the exercise of an Option, which new Option would be an Option to purchase the number of Shares not exceeding the sum of (A) the number of Shares so provided as consideration upon the exercise of the previously granted option to which such Reload Option relates and (B) the number of Shares, if any, tendered or withheld as payment of the amount to be withheld under applicable tax laws in connection with the exercise of the option to which such Reload Option relates pursuant to the relevant provisions of the plan or agreement relating to such option. Reload Options may be granted with respect to Options previously granted under the Plan or any other stock option plan of the Company or may be granted in connection with any Option granted under the Plan or any other stock option plan of the Company at the time of such grant. Such Reload Options shall have a per share exercise price equal to the Fair Market Value of one Share as of the date of grant of the new Option. Any Reload Option shall be subject to availability of sufficient Shares for grant under the Plan. Shares surrendered as part or all of the exercise price of the Option to which it relates that have been owned by the optionee less than six months will not be counted for purposes of determining the number of Shares that may be purchased pursuant to a Reload Option.

     (b) STOCK APPRECIATION RIGHTS. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

     (c) RESTRICTED STOCK AND RESTRICTED STOCK UNITS. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) RESTRICTIONS. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a waiver by the Participant of the right to vote or to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii) STOCK CERTIFICATES. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company until the applicable restrictions lapse or are waived, or the Shares are forfeited. Such certificate or certificates shall be registered in the name of the Participant who has been granted such Shares and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock. Stock certificates registered in the name of a Participant with respect to grants of Restricted Stock shall be delivered to such Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, Shares shall be issued to, and certificates representing such Shares shall be registered in the name of, and delivered to, the holder of the Restricted Stock Units.

          (iii) FORFEITURE. Except as otherwise determined by the Committee, upon termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units subject to restriction at such time shall be forfeited and reacquired by the Company; PROVIDED, HOWEVER, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

     (d) PERFORMANCE AWARDS. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance

          Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

     (e) DIVIDEND EQUIVALENTS. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

     (f) OTHER STOCK-BASED AWARDS. The Committee is hereby authorized to grant to Participants subject to the terms of the Plan and any applicable Award Agreement, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

     (g)  GENERAL

          (i) CONSIDERATION FOR AWARDS. Awards shall be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

          (ii) AWARDS MAY BE GRANTED SEPARATELY OR TOGETHER. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iii) FORMS OF PAYMENT UNDER AWARDS. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

          (iv) LIMITS ON TRANSFER OF AWARDS. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution; PROVIDED, HOWEVER, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; and provided, further, that, except in the case of an Incentive Stock Option, Awards may be transferable as specifically provided in any applicable Award Agreement or amendment thereto pursuant to terms determined by the Committee. Except as otherwise provided in any applicable Award Agreement or amendment thereto (other than an Award Agreement relating to an Incentive Stock Option), pursuant to terms determined by the Committee, each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise provided in any applicable Award Agreement or amendment thereto (other than an Award Agreement relating to an Incentive Stock Option), no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, such Option shall not be exercisable after the expiration of 10 years from the date such Option is granted.

          (vi) RESTRICTIONS; SECURITIES EXCHANGE LISTING. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be affixed to reflect such restrictions. If any securities of the Company are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

SECTION 7. AMENDMENT AND TERMINATION; CORRECTIONS
     (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; PROVIDED, HOWEVER, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

          (i) would violate the rules or regulations of the New York Stock Exchange or any other securities exchange that are applicable to the Company; or

          (ii) would cause the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan.

     (b) AMENDMENTS TO AWARDS. Except as otherwise explicitly provided herein, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in the Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

     (c) PROHIBITION ON OPTION REPRICING. Except as provided in Section 4(c) hereof, no Option may be amended to reduce its initial exercise price and no Option shall be canceled and replaced with an Option or Options having a lower exercise price, without the approval of the stockholders of the Company.

     (d) CORRECTION OF DEFECTS, OMISSIONS AND INCONSISTENCIES. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. TAX WITHHOLDING
     (a) Participants are responsible for the payment of all income taxes, employment, social insurance, welfare and other taxes under applicable law relating to any amounts deemed under the laws of the country of their residency or of the organization of the participating Affiliate which employs them to constitute income arising out of participation in the Plan. In order to comply with all applicable national, federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable national, federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant, and, by accepting an Award pursuant to the terms of this Plan and an Award Agreement, each Participant hereby authorizes the Company or the relevant participating Affiliate to make the appropriate withholding from the Participant's compensation. In order to assist a Participant in paying all or a portion of the national, federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

SECTION 9. GENERAL PROVISIONS
     (a) NO RIGHTS TO AWARDS. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

     (b) AWARD AGREEMENTS. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

     (c) PLAN PROVISIONS CONTROL. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

     (c) NO RIGHTS OF SHAREHOLDERS. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restriction thereto.

     (d) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (e) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

     (f) GOVERNING LAW. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

     (g) SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (h) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (i) OTHER BENEFITS. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

     (j) NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (k) HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 10. EFFECTIVE DATE OF THE PLAN
     The Plan shall be effective as of the date of its approval by the stockholders of the Company.

SECTION 11. TERM OF THE PLAN
     Awards shall only be granted under the Plan during the period beginning on the effective date of the Plan and ending on December 31, 2011, unless the Plan is terminated earlier pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the end of such 10-year period, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the termination of the Plan.

             Donaldson Company, Inc. Annual Meeting of Stockholders
                    Friday, November 16, 2001, at 10:00 a.m.
                        Held at the Corporate Offices of
                             Donaldson Company, Inc.
                              1400 West 94th Street
                             Minneapolis, Minnesota

                                   [LOGO](TM)
                                  DONALDSON(R)

                            DONALDSON COMPANY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 16, 2001
                            10:00 A.M., CENTRAL TIME

                             DONALDSON COMPANY, INC.
                              1400 WEST 94TH STREET
                             MINNEAPOLIS, MINNESOTA




[LOGO](TM)
DONALDSON(R)  DONALDSON COMPANY, INC.                                      PROXY
--------------------------------------------------------------------------------

The undersigned appoints WILLIAM G. VAN DYKE and NORMAN C. LINNELL, and each of them, as Proxies, each with the power to appoint his substitute, to represent and vote, as designated on the reverse side, all shares of the undersigned at the 2001 Annual Meeting of Stockholders of Donaldson Company, Inc. at Donaldson Company, Inc., 1400 West 94th Street, Minneapolis, Minnesota, at 10:00 a.m., Central Time, on Friday, November 16, 2001, and at any adjournment thereof.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, DONALDSON COMPANY, INC.

--------------------------------------------------------------------------------

 SIGN-UP TODAY TO VIEW FUTURE PROXY STATEMENTS AND ANNUAL REPORTS VIA THE INTERNET, INSTEAD OF RECEIVING THEM BY MAIL. TO REGISTER, FOLLOW INSTRUCTIONS FOR INTERNET VOTING OR REGISTER YOUR CONSENT DIRECTLY BY GOING TO http://www.econsent.com/dci/.

--------------------------------------------------------------------------------





             (CONTINUED, AND TO BE SIGNED AND DATED ON OTHER SIDE)

                                                           ---------------------
                                                            COMPANY #
                                                            CONTROL #
                                                           ---------------------

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*    You will be prompted to enter your 3-digit Company Number and your 7-digit
     Control Number which are located above.
*    Follow the simple instructions the voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/dci/ -- QUICK *** EASY *** IMMEDIATE

* Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on November 15, 2001.
* You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Donaldson Company, Inc., c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.




      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

                               PLEASE DETACH HERE



                 THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR:

1. Election of directors: 01 PAUL B. BURKE       03 STEPHEN W. SANGER
                          02 KENDRICK B. MELROSE

                                       [ ]  Vote FOR     [ ]  Vote WITHHELD
                                            all nominees      from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S),
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX TO THE RIGHT.

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2. Ratify appointment of Arthur Andersen LLP as independent auditors.
                                       [ ]For      [ ] Against      [ ] Abstain

3. Approval of 2001 Master Stock Incentive Plan.
                                       [ ]For      [ ] Against      [ ] Abstain

Address Change? Mark Box   [ ]
Indicate changes below:                       Date____________________________


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                                           PLEASE DATE AND SIGN ABOVE exactly as
                                           name appears, indicating, if
                                           appropriate, official position or
                                           representative capacity. If stock is
                                           held in joint tenancy, each joint
                                           owner should sign.